EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-KSB for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Douglas Stewart, the President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Douglas Stewart
------------------------------
Douglas Stewart, President and
Chief Executive Officer

Date: September 26, 2003

A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Peoples-Sidney Financial Corporation and will be retained by Peoples-Sidney Financial Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

--------------------------------------------------------------------------------


                                                                             48.